SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                of 1934




Date of Report
(Date of earliest event reported):   June 26, 1998
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                  SOUTHERN CALIFORNIA GAS COMPANY
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       (Exact name of registrant as specified in its charter)


CALIFORNIA                      1-01402                    95-1240705
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(State of incorporation      (Commission             (I.R.S. Employer
or organization)             File Number)          Identification No.


555 West Fifth Street, Los Angeles, California             90013-1011
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(Address of principal executive offices)                   (Zip Code)


                                                       (213) 244-1200
Registrant's telephone number, including area code-------------------


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   (Former name or former address, if changed since last report.)

                                   FORM 8-K

Item 1.  Changes in Control

Sempra Energy, on June 26, 1998, acquired all of the outstanding
Common Stock (representing approximately 99% of the outstanding voting securities) of Pacific Enterprises of which Southern
California Gas Company is a subsidiary.

The acquisition was effected in connection with a business combination of Pacific Enterprises and Enova Corporation (the corporate parent of San Diego Gas & Electric Company) effected as a tax-free reorganization and accounted for as a pooling of interests for financial reporting purposes. Sempra Energy was formed to serve as a holding company for the two corporations in connection with the combination and has not conducted any business activities other than those incidental to the combination.

Pacific Enterprises owns all of the 91,300,000 outstanding shares of Common Stock and 50,477 shares of the 862,043 outstanding shares of Preferred Stock of Southern California Gas Company. The shares owned by Pacific Enterprises represent over 99% of the outstanding voting shares of Southern California Gas Company.

The Board of Directors of Sempra Energy consists of sixteen members, eight of whom are and were at the time of the business combination directors of Pacific Enterprises (including seven of the eight directors of Southern California Gas Company) and eight of whom are and were at the time of business combination directors of Enova Corporation (including six new directors of San Diego Gas & Electric Company).

Upon the completion of the business combination, the authorized number of directors of Southern California Gas Company was increased to thirteen and six additional directors were elected. Each of the new directors (Ann Burr, Richard A. Collato, Daniel W. Derbes, William D. Jones, Ralph R. Ocampo and Thomas C. Stickel) is also a director of Enova Corporation. All of the directors of Southern California Gas Company are also directors of Sempra Energy, other than Warren I. Mitchell who is Chairman and President of Southern California Gas Company and who, upon completion of the business combination, also became Chairman of San Diego Gas & Electric Company. None of the directors (other than Mr. Mitchell) is an officer or other employee of Sempra Energy or any of its subsidiaries.

It is contemplated that the authorized number of directors of Southern California Gas Company will be further increased to fifteen directors upon shareholder approval of a requisite bylaw amendment and that two additional directors of Sempra Energy (Robert H. Goldsmith, who is also a director of Enova Corporation, and William
G. Ouchi, who is also a director of Pacific Enterprises) will be elected as directors of Southern California Gas Company. Upon such election the Board of Directors of Southern California Gas Company would consist of fourteen of the sixteen directors of Sempra Energy (including all of the directors who are not officers or other employees of Sempra Energy or its subsidiaries) and Mr. Mitchell.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         2. Agreement and Plan of Merger and Reorganization dated as of October 12, 1996 and as amended January 13, 1997 among Enova Corporation, Pacific Enterprises, Sempra Energy (then named Mineral Energy Company), G Mineral Energy Sub and B Mineral Energy Sub (filed as Annex A to the Joint Proxy Statement/Prospectus dated February 7, 1997 included in the Registration Statement on Form S-4 (Registration Statement No. 333-21229) of Sempra Energy (then named Mineral Energy Company) and incorporated hereby by reference).

                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SOUTHERN CALIFORNIA GAS COMPANY
                                             (Registrant)


Date: June 30, 1998                 By: /s/F.H. Ault
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                                        F.H. AULT
                                        Vice President and Controller